UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT
                                --------------

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 19, 2010

                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-2257                        13-1394750
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(State or other jurisdiction        (Commission                (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


                      26 Pearl Street, Norwalk, CT  06850-1647
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             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321



        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This amendment on Form 8-K/A (the "Amendment") amends the Current Report for Trans-Lux Corporation on Form 8-K as initially filed with the Securities and Exchange Commission on April 20, 2010 (the "Original Filing"). The purpose of this Amendment is to report the retention of BDO Seidman, LLP as the Registrant's independent registered public accounting firm for the fiscal year ended December 31, 2010 to replace UHY LLP.
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

Item 4.01       Change in Registrant's Certifying Accountant

(a)      (i)    The Registrant has replaced UHY LLP ("UHY") with BDO Seidman,
		LLP ("BDO") as its independent registered public accountants.

	(ii) The decision to change independent registered public accountants was approved by the Audit Committee of the Board of Directors on May 17, 2010.

(b)	Effective May 17, 2010, the Audit Committee of the Board of Directors of
	the Registrant retained BDO as the Resitrant's independent registered public accounting firm for the fiscal year ended December 31, 2010 to replace UHY as the Registrant's independent registered public accounting firm.

(c)	During the Registrant's two most recent fiscal years and subsequent
	interim period through March 31, 2010, the Registrant did not consult BDO on any matters regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements by BDO that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:



                                            TRANS-LUX CORPORATION



                                            by:   /s/ Angela D. Toppi
                                               ----------------------------
                                               Angela D. Toppi
                                               Executive Vice President
                                               and Chief Financial Officer


                                            by:   /s/ Todd Dupee
                                               -----------------------------
                                               Todd Dupee
                                               Vice President and Controller

Dated:  May 20, 2010